Exhibit 10.91
PORTIONS OF THIS EXHIBIT 10.91 MARKED BY AN *** HAVE BEEN OMITTED
PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

CONFIDENTIAL TREATMENT REQUESTED BY THE WARNACO GROUP, INC.
DMG
CKI/CKJE et al
Bridge Apparel — C&SA
18 Jan 11/26 Apr 11/2 Jun 11/9 Jun 11/16 Jun 11/12 Aug 11/12 Sep 11/24 Oct 11/26 Oct 11
D#8
31 October 2011
Warnaco Italy S.r.l. f/k/a
CK Jeanswear Europe S.r.l. (“CKJE”)
Via Provinciale Lucchese, 181/11
Sesto Fiorentino, Florence
Italy 50019
WF Overseas Fashion C.V. (“WFOF”)
501 Seventh Avenue
New York, New York 10018
United States

Re:	Calvin Klein Inc. (“CKI” or “Licensor”) and CKJE, and WFOF “CK/Calvin Klein Bridge Apparel License” d. 31 Jan 06 as amended (“Bridge Apparel License”)
Ladies and Gentlemen:
CKI on the one hand and CKJE and WFOF (for themselves and their 100% owned affiliates), on the other hand (hereinafter collectively as “Licensee”), are parties to a license as captioned above, for the production and wholesale sale of CK/Calvin Klein bridge apparel articles.
The parties agree, effective as of the date set forth above upon full execution hereof, to amend the Bridge Apparel License, to expand the Territory to include certain Central and South American countries as set forth below as an additional region (“C&S America” or “C&SA Region”), under certain conditions as set forth herein (“Amendment”) and otherwise as set forth in such Bridge Apparel License.
1. As to the C&SA Region, Licensed Products shall include those from each seasonal Collection under the Bridge Apparel License together with those bridge apparel localized Products referenced in §10 below, as approved by CKI.

CONFIDENTIAL TREATMENT REQUESTED BY THE WARNACO GROUP, INC.
2. The specific countries listed below in C&S America shall, subject to terms of this Amendment, be added to the Territory.

Central America	South America
Belize	Argentina
British West Indies	Bolivia
Leeward Islands	Brazil
Anguilla, Barbudo, St. Kitts	Chile
(St. Christopher), Nevis	Colombia
Windward Islands	Ecuador
Grenada, St. Vincent, St. Lucia	French Guyana
Costa Rica	Guyana
Greater Antilles	Paraguay
Haiti	Peru
Dominican Republic	Suriname
Grand Cayman Island	Uruguay
Little Cayman Island	Venezuela
Jamaica
Guatemala
El Salvador
Honduras
Nicaragua
Panama
Tortola
Virgin Gorda
(but specifically excluding
Cuba)
3. Licensee shall maintain a showroom in Sao Paulo, Brazil for the purpose of displaying, promoting and selling to accounts in C&S America the following products: Licensed Products, as well as the “CK/Calvin Klein” bridge accessories articles under the “CK/Calvin Klein” bridge accessories license, dated 31 January 2006, as amended, and, as applicable, the “Calvin Klein Jeans” jeans apparel articles under the jeans apparel license for North, Central, and South America, dated 8 August 1994, as amended, and the “Calvin Klein Jeans” jeans accessories articles under the jeans accessories license, dated 31 January 2006, as amended.
4. The Minimum Net Sales Thresholds (“MNST’s”) for the C&SA Region (which are separate and apart from the other MNST’s under the Bridge Apparel License) for each Annual Period are as indicated below:

Annual Period	Year	Minimum Net Sales Thresholds*
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***	**
***	***	***	**
***	***	***	**

*	***

**	***

CONFIDENTIAL TREATMENT REQUESTED BY THE WARNACO GROUP, INC.
If Licensee fails to attain the MNST’s of Licensed Products in the C&SA Region during any Annual Period, as set forth above (except as specifically indicated in the immediately following paragraph), such failure shall not be considered a breach or default nor give rise to the right to terminate under §8.3 (I) or the best efforts provision of §1.5.1 for such Annual Period, if within thirty (30) days following the close of the applicable Annual Period in which Licensee has failed to meet such MNST amounts, Licensee shall remit additional “shortfall” Percentage Fees computed at the regular Percentage Fee rate, and short fall Advertising Expenditure amounts, computed at the regular percentage rate, based on the difference in the actual Net Sales during such Annual Period (determined on the quarterly basis and year to date basis as to Percentage Fees on sales) and such MNST amount without regard to Minimum Guaranteed Fees and Minimum Advertising Expenditures paid or payable as to such Annual Period (or reduced Percentage Fee rates for certain close-outs goods as applicable), for the C&SA Region. Licensor shall have no right to terminate this Agreement for the C&SA Region pursuant to §8.3 (I) or pursuant to §1.5.1 solely as a result of failure to attain the MNST’s if Licensee timely remits the shortfall payments described herein.
Notwithstanding the foregoing, if Licensee has failed to achieve the MNST’s set forth above for the C&SA Region in the *** consecutive Annual Periods of the then current *** year period under the Bridge Apparel License (i.e., ***, ***, *** consecutive Annual Periods), or the MNST’s for the *** consecutive Annual Periods (or the ***, *** consecutive Annual Periods) of the then current *** year period, CKI may, on twelve (12) months prior written notice in either instance, terminate this Agreement for the C & SA Region. Expiration or termination of the C & SA Region, or of the Bridge Apparel License, shall not affect any obligation of the Licensee to make payments hereunder accruing prior to such expiration or termination.
Net Sales in the C&SA Region will not be applied towards satisfaction of the other MNST’s under §2.1 of the Bridge Apparel License.
5. The Percentage Fee rate applicable to all Net Sales for the C&SA Region shall be at the rate of ***.
Percentage Fees and advertising and other expenditure and/or remittable amounts such as for co-op and public relations will be accounted for separately but payable or expendable and/or remittable at the rate of ***.

CONFIDENTIAL TREATMENT REQUESTED BY THE WARNACO GROUP, INC.
§4.1.4 of the Bridge Apparel License, ***, is hereby deleted in its entirety.
6. All caps, limits and percentage limits under the Bridge Apparel License applicable to discounts, deductions, reduced Percentage Fee rates (i.e. for OP sales of Close-out Articles) shall be separately applied to Net Sales in the C&SA Region from the rest of the Territory.
7. The MGF’s in the C&SA Region for each Annual Period shall be as indicated below (and payable as set forth in §4.1.3 under the Bridge Apparel License), and may be credited towards earned Percentage Fees on Net Sales in the C&SA Region only.

Annual Period	Year	Minimum Guaranteed Fee (MGF) (US$)
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***	**
***	***	***	**
***	***	***	**
***	***	***	**
***	***	***	**
***	***	***	**

**	***
8. The MAE for each Annual Period, for the C&SA Region shall be as provided below as to the minimum dollar amounts and otherwise as provided under §5.1.2, and may be credited towards earned advertising amounts on Net Sales in the C&SA Region only.

Annual Period	Year	Minimum Advertising Expenditure
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***

CONFIDENTIAL TREATMENT REQUESTED BY THE WARNACO GROUP, INC.
9. The various amounts payable, expendable or reimbursable to CKI by Licensee (e.g. §6.8, §7.5.2) as to any and all other expenditures and out-of-pocket reimbursement and travel and related (e.g. room and board) costs and expenses, and maximum and/or annual amounts referenced or contemplated thereunder shall apply separately and in addition to those “limits” referred to therein (as applicable to such provisions, which relate to seasonal Collections of Licensed Products and also to anti-counterfeiting and similar matters), for the C & SA Region (e.g. §6.8, US$25,000 maximum amount referenced shall apply separately up to US$25,000 as to the C & SA Region).
10. The parties agree to reasonably co-operate with each other in connection with requests by Licensee or recommendations of CKI for additions of localized Products in accordance with the usual development, production, and various review and approval procedures related to the seasonal collections of Licensed Products. Licensee acknowledges that CKI will incur additional costs and expenses (including, without limitation, additional travel costs and expenses) in connection with the development, review and approval of any such localized Products, and Licensee agrees to pay (or reimburse) CKI such additional costs and expenses in accordance with the Bridge Apparel License. The provisions of §5.4 of the Bridge Apparel License relating to samples shall separately and additionally apply as to C&S America and seasonal Collections of Licensed Products and Promo Articles.
11. In addition to any and all other termination provisions under the Bridge Apparel License, this Amendment and the C&SA Region as part of the Territory shall terminate automatically and forthwith on the earliest to terminate of:
(i)
Central & South America collectively (or either Central America or South America separately) under the Jeans Apparel License, covering North, Central, and South America, dated 8 August 1994, as amended (“Jeans Apparel License”)

(ii)	the Jeans Apparel License,

(iii)	the Bridge Accessories License, dated as of 31 January 2006 as amended.
12. Except as modified hereby, the Bridge Apparel License, shall remain in full force and effect. Capitalized terms used herein and not otherwise defined herein, shall have the same meaning as set forth in the Bridge Apparel License. This Amendment may not be modified or terminated except by written amendment signed and delivered by the parties.

Very truly yours, Calvin Klein, Inc.
By:	/s/ Tom Murry
Acknowledged and Agreed to:
Warnaco Italy S.r.l.

By:	/s/ Stanley Silverstein

CONFIDENTIAL TREATMENT REQUESTED BY THE WARNACO GROUP, INC.
WF Overseas Fashions C.V.
By: Warnaco U.S., Inc., its general partner

By:	/s/ Stanley Silverstein